U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2005
Date of report (Date of earliest event reported)

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction if incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

27401 Los Altos, Suite 100, Mission Viejo, California 92691
(Address of principal executive offices)

(949) 614-0700
(Registrant’s telephone number, including area code)

Item 2.02. Disclosure of Results of Operations and Financial Condition

On April 18, 2005, we issued a press release, which sets forth the results of our operations for the quarter ended and the year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibits:	Descriptions of Document

99.1	Press Release dated April 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO INCORPORATED

Date: April 19, 2005	By:	/s/ Paul T. Anthony

Paul T. Anthony Chief Financial Officer Principal Financial Officer

EXHIBIT INDEX

Exhibits:	Descriptions of Document

99.1	Press Release dated April 18, 2005.